United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 6, 2014

Date of Report

OAK RIDGE ENERGY TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are amending our previously filed Current Report of this date to amend and reduce the total subscription amount in Item 1.01 (ii) from US$300,000 and 1,666,667 shares of our common stock to US$255,000 and 1,416,667 shares of our common stock, as previously reported in our 10-K Annual Report for the year ended December 31, 2013, which was filed with the Securities and Exchange Commission on April 15, 2014.

REFERENCES

In this Current Report, references to “Oak Ridge Energy Technologies, Inc.,” “Oak Ridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oak Ridge Energy Technologies, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oak Ridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among other things, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen industry;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our manufacturing capabilities;

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our ability to meet customer demand;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

(i)

On April 6, 2014, we entered into a Joint Development and Marketing Agreement (the Agreement”) with Leclanché S.A. (SIX Swiss Exchange: LCEN) (“Leclanché”), a company organized under the laws of Switzerland. The Agreement provides for the joint development and marketing of the respective products of the parties and for us to assist and support Leclanché’s market entry into the United States.  Under the Agreement, we have committed to allocate specific resources to provide our services and both parties wish to collaborate together to better evaluate the opportunities in the United States and to assess how best to address these issues and generally support each other’s business efforts in furtherance of supporting their respective customers based in North America.  The Agreement contains confidential information provisions for each party; outlines their objectives; the responsibilities of each party; and other customary provisions for such an Agreement. For additional information about the Agreement, see Exhibit 10.1 in Item 9.01, as previously filed with our original Current Report on Form 8-K dated April 6, 2014, and filed with the Securities and Exchange Commission on April 11, 2014.

Leclanché has developed and markets lithium-ion titanate cells using proprietary technology and process and also designs and develops customized battery systems for OEM and other customers and is interested in marketing its products and services in the United States.

Precept has a 50.1% direct ownership in Leclanché and formally acts in concert with the second largest shareholder of Leclanché; they collectively own or control approximately 72.5% of the outstanding voting securities of Leclanché.

(ii)

Effective April 9, 2014, we accepted an Amended Private Placement Subscription Agreement (the “Amended Subscription Agreement”) from Precept Fund Management SPC (“Precept”), of Ground Floor, Harbour Centre, 42 North Church Street, George Town, Grand Cayman KY1-1110, Cayman Islands on behalf of Prescient Fund Segregated Portfolio (“Prescient SP”), to purchase 1,416,667 shares of our $0.001 par value common stock comprised of “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission (the “SEC”) in consideration of US$255,000 or approximately US$0.18 per share.  Prior to the subscription for these shares, Prescient SP was the owner of 97,222,221 shares of our common stock or approximately 90.6% of our outstanding voting securities, all of which are comprised of common stock, following its March 31, 2014, acquisition of 80,000,000 shares of our common stock from Expedia Investment Holdings, an entity organized under the laws of Hong Kong (“Expedia”).  These shares were previously owned by Newmark Investment Limited, an entity organized under the laws of Hong Kong (“Newmark”), and Expedia, the beneficial owner of 100% of Newmark, acquired these shares from Newmark on or about January 16, 2014.  For addition information about the Subscription Agreement, see Exhibit 10.2 in Item 9.01.

Stephen J. Barber, our CEO and a director, is the 100% beneficial owner and a director of Precept Asset Management Limited (“PAML”), which is the investment manager of Prescient SP.  As the investment manager, PAML has been delegated  the authority to make investment decisions and vote interests held by Precept and Prescient SP, including the shares of Oak Ridge owned by Prescient SP and the shares of Leclanché owned by Precept.

These shares were sold in reliance on the exemption from registration provided in Regulation S promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 (ii).

Item 7.01 Regulation FD Disclosure.

We announced on April 9, 2014, that we had signed a Joint Development and Marketing Agreement with Leclanché to evaluate the U.S. market and how the two companies can co-operate together going forward.  See our Press Release that was filed as Exhibit 99 in Item 9.01 in our original Current Report on Form 8-K dated April 6, 2014, and filed with the Securities and Exchange Commission on April 11, 2014.  Also see Item 1.01(i) above.

The information contained in this Item 7.01 and in Exhibit 99 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

10.1

Joint Development and Marketing Agreement*

10.2

Amended Private Placement Subscription Agreement

99

Press Release*

*Previously filed with our original Current Report on Form 8-K dated April 6, 2014, and filed with the Securities and Exchange Commission on April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	May 13, 2014	By:	/s/ Mark Meriwether
Mark Meriwether
Vice President and Director

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